Revised 7/23/98

                                                                     PAGE 1 OF 4

                                               ALLIANCE FUNDING
                                   by SUPERIOR BANK FSB - SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE
                                       1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                         Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for July 27, 1998, the Remittance date.

                                        Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                        GROUP 1               SUB-POOL 1            SUB-POOL 2
                                                                 ------------------    -------------------    ------------------
        COLLECTIONS
        -----------

     1  Total Actual Principal Collections                            2,838,209.77             555,913.04          2,282,296.73
     2  Total Actual Interest Collections                             1,842,274.49             681,398.76          1,160,875.73
     3  Service Fees Previously Remitted                                110,348.41              41,410.52             68,937.89
     4  Additional Proceeds                                                   0.00                   0.00                  0.00
                                                                 ------------------    -------------------    ------------------
     5  TOTAL COLLECTIONS:                                            4,570,135.85           1,195,901.28          3,374,234.57

     6  Pre-Funding Account Transfers                                         0.00                   0.00                  0.00
     7  Interest Coverage Account Transfer                                1,051.50                 970.11                 81.39
     8  Deferred Interest Coverage Account Transfer                           0.00                   0.00                  0.00
                                                                 ------------------    -------------------    ------------------
     9  AGGREGATE AMOUNT RECEIVED:                                    4,571,187.35           1,196,871.39          3,374,315.96

        MONTHLY ADVANCES
        ----------------
     6  Delinquent Interest Advance                                     358,794.57             192,376.45            166,418.12
     7  Compensating Interest                                            12,499.28               2,404.90             10,094.38
     8  Amounts Held for Future Distributions                                 0.00                   0.00                  0.00
     9  Cross Collateral Deposit                                              0.00                   0.00                  0.00
    10  Reserve Withdrawal per Sec. 6.14                                      0.00                   0.00                  0.00
                                                                 ------------------    -------------------    ------------------
    11  AVAILABLE REMITTANCE AMOUNT:                                  4,942,481.20           1,391,652.74          3,550,828.46

        FEES
        ----
    12  Service Fees                                                         63.79                  58.96                  4.83
    13  Expense Account Deposit:                                          5,991.71               2,442.02              3,549.69
                                                                 ------------------    -------------------    ------------------
    14  ADJUSTED REMITTANCE AMOUNT:                                   4,936,425.70           1,389,151.76          3,547,273.94

        REMAINING AMOUNT AVAILABLE:
    15            Adjusted Remittance Amount                          4,936,425.70
    16            Insured Payments due                                        0.00
    17            Insurance Account Deposit @ 13 bp
                     the Ending Principal Balance                        25,964.08
    18            Cross Collateral Withdrawal                                 0.00
    19            Class Remittance Amounts                            4,910,461.62
    20            Non-Recoverable Advances not
                     Previously Reimbursed                                    0.00
                                                                 ------------------
    21  Total Remaining Amount Available:                                     0.00
                                                                 ==================

        REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
    22       Servicing Fee                                                    0.00                   0.00                  0.00
    23       Monthly Advances and Servicer Advances                           0.00                   0.00                  0.00
    24       Preference Amount per Sec. 6.06(b)                               0.00                   0.00                  0.00
    25       Servicing compensation per Sec. 7.03                             0.00                   0.00                  0.00
    26       REO Mgmt. & Dispositions per Sec 5.10                            0.00                   0.00                  0.00
    27       Trustee Advances per Sec 11.01                                   0.00                   0.00                  0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 2 OF 4

                                               ALLIANCE FUNDING
                                   by SUPERIOR BANK FSB - SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE
                                       1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                         Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for July 27, 1998, the Remittance date.

                                        Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------



                                                            GROUP 1             GROUP 1A-1               GROUP 1A-2        GROUP R
                                                            -------             ----------               ----------        -------

    32  Loans Outstanding - BOM                                  3,976                  1,429                 2,547
    33  Original Loan Balance                           247,698,638.26          99,785,596.17        147,913,042.09
    34  Pre-Funding Account Balance                         214,289.84             201,971.83             12,318.01
    35  Initial Overcollateralization                     5,406,310.91           1,750,716.48          3,655,594.43
    36  Realized Losses, LTD                                      0.00                   0.00                  0.00
    37  Carryforward Amount                                       0.00                   0.00                  0.00
                                                       -------------------------------------------------------------
    38  Total Class Principal Balance                   242,506,617.19          98,236,851.52        144,269,765.67
    39    Pool Factor per Loan Balance                      99.0794553%            39.9142385%           59.1652168%
    40    Pool Factor per Class Balance                     97.0026469%            39.2947406%           57.7079063%
    41  Excess Spread                                             0.00                                                         0.00
    42    Principal Collection Factor                      100.0000000%            19.5867496%           80.4132504%
    43  Additional Principal due                            795,654.09             155,842.77            639,811.32
    44  Cross Collateral Withdrawal                               0.00                                                         0.00
    45  Cross Collateral Deposit                                  0.00                   0.00                  0.00
    46  Interest Remittance @ Pass-Through Rate           1,276,597.76             516,616.69            759,981.07

        PRINCIPAL ADDITIONS:
    47      Number                                                 5                     4                     1
    48      Loan transfers from Pre-Funding                  214,289.84            201,971.83             12,318.01

        Principal Reductions:
    49      Prepayments - Number                                 37                      6                    31
    50      Prepayments - Dollar                          2,396,802.00             324,220.73          2,072,581.27
    51      Delinquent Loans Repurchased - Number                    0                      0                     0
    52      Delinquent Loans Repurchased - Dollar                 0.00                   0.00                  0.00
    53      Net Liquidation Proceeds                              0.00                   0.00                  0.00
    54      Curtailments                                    189,338.90             160,644.64             28,694.26
    55      Normal and Excess Payments                      252,068.87              71,047.67            181,021.20
                                                       -----------------------------------------------------------------------------
    56  Principal Remittance                              2,838,209.77             555,913.04          2,282,296.73
                                                       -----------------------------------------------------------------------------
    57  Total Principal Remittance                        2,838,209.77             555,913.04          2,282,296.73
    58  Additional Principal Reduction                      795,654.09             155,842.77            639,811.32
                                                       -----------------------------------------------------------------------------
    59  TOTAL REMITTANCE                                  4,910,461.62           1,228,372.50          3,682,089.12            0.00
                                                       =============================================================================
    60  Current Month Realized Loss - Number                         0                      0                     0               0
    61  Current Month Realized Loss - Dollar                      0.00                   0.00                  0.00            0.00

        CLASS PRINCIPAL BALANCE - EOM
    62  Loans Outstanding - EOM                                   3944                   1427                  2517
    63  Closing Loan Balance                            245,074,718.33          99,431,654.96        145,643,063.37
    64  Pre-Funding Account Balance                               0.00                   0.00                  0.00
    65  Additional Principal Reduction, LTD               6,201,965.00           1,906,559.26          4,295,405.74
    66  Realized Losses, LTD                                      0.00                   0.00                  0.00
                                                       -----------------------------------------------------------------------------
    67  Total Class Principal Balance                   238,872,753.33          97,525,095.70        141,347,657.63
    68       Pool Factor per Loan Balance                   98.0298873%            39.7726620%           58.2572253%
    69       Pool Factor per Class Balance                 180.3576959%            39.0100383%          141.3476576%
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 3 OF 4

                                               ALLIANCE FUNDING
                                   by SUPERIOR BANK FSB - SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE
                                       1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                         Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for July 27, 1998, the Remittance date.

                                        Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

    70  Weighted Note Rate - THIS Remittance               10.84490%              10.69557%             10.94564%
    71  Weighted Note Rate - NEXT Remittance               10.84076%              10.69517%             10.94016%

    72  Weighted Average Remaining Term                      238.57                 261.97                 222.60

    73  Accrual  Period for Libor Rate                      25-Jun-98    thru      26-Jul-98
    74  Days in Related Period                                            32

    75  Pass-Through Rate                                                          5.91625%              5.92625%

                                                              GROUP 1               SUBPOOL 1             SUBPOOL 2
                                                       -------------------   --------------------   ------------------

    76  Original Pool - Principal Balance                  180,932,515.76          70,000,198.22        110,932,317.54
    77  Original Pool - Pre-Funding Account                 71,848,070.66          31,112,036.36         40,736,034.30
    78  Original Pool - Initial
          Overcollateralization                              2,780,586.42           1,112,234.58          1,668,351.84
                                                       ---------------------------------------------------------------------
    79  Original Pool Total                                250,000,000.00         100,000,000.00        150,000,000.00

    80  Original Pool - Number of Loans                          2,841                  1,000                 1,841

------------------------------------------------------------------------------------------------------------------------------------


        CLASS 1A-1 OVERCOLLATERALIZATION RECONCILIATION
        -----------------------------------------------

                                                             BEG. OF MONTH         CURRENT MONTH          END OF MONTH
                                                       -----------------------------------------------------------------

    81  Initial Overcollateralization                        1,750,716.48             155,842.77          1,906,559.26
    82  Less:  Realized Losses, LTD                                  0.00                   0.00                  0.00
    83  Cross Collateralization Deposit, LTD                         0.00                   0.00                  0.00
                                                       -----------------------------------------------------------------
    84  Overcollateralization of Principal                   1,750,716.48             155,842.77          1,906,559.26
                                                       =================================================================

    85  Base Overcollateralization Required*                                                              6,268,958.54
    86  Required Overcollateralization Amount                                                             6,268,958.54

------------------------------------------------------------------------------------------------------------------------------------

        CLASS 1A-2 OVERCOLLATERALIZATION RECONCILIATION
        -----------------------------------------------

                                                          BEG. OF MONTH          CURRENT MONTH          END OF MONTH
                                                       -----------------------------------------------------------------

    87  Initial Overcollateralization                        3,655,594.43             639,811.32          4,295,405.74
    88  Less:  Realized Losses, LTD                                  0.00                   0.00                  0.00
    89  Cross Collateralization Deposit, LTD                         0.00                   0.00                  0.00
                                                       -----------------------------------------------------------------
    90  Overcollateralization of Principal                   3,655,594.43             639,811.32          4,295,405.74
                                                       =================================================================

    91  Base Overcollateralization Required*                                                              9,403,437.82
    92  Required Overcollateralization Amount                                                             9,403,437.82

------------------------------------------------------------------------------------------------------------------------------------
                                                       -----------------------------------------------------------------
        CURRENT MONTH SUBORDINATED AMOUNT                 BEG. OF MONTH          CURRENT MONTH          END OF MONTH
                                                       -----------------------------------------------------------------

    93  Original Group 1 Subordinated Amount*               31,268,958.54            N/A                 31,850,353.89
    94  Less: Group 1 Cumulative Realized Losses                     0.00                   0.00                  0.00
    95  Plus: Group 1 Cumulative Additional
          Proceeds                                                   0.00                   0.00                  0.00
                                                       -----------------------------------------------------------------
    96  Current Group 1 Subordinated Amount                 31,268,958.54                   0.00         31,850,353.89
                                                       =================================================================

     *  As per Insurance Supplement
------------------------------------------------------------------------------------------------------------------------------------

                                                                     PAGE 4 OF 4

                                               ALLIANCE FUNDING
                                   by SUPERIOR BANK FSB - SERVICING DIVISION
                                              Designated Servicer
                                            SERVICER'S CERTIFICATE
                                       1998-1 Group 1 (Sub-Pools 1 & 2)
                In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                         Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for July 27, 1998, the Remittance date.

                                        Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------



        NONRECOVERABLE ADVANCE RECONCILIATION                          GROUP 1
        -------------------------------------                         ---------

    97  Beginning of Month                                               0.00
    98  Current Month Unpaid Nonrecoverable Advance                      0.00
    99  Less: Current Month Reimbursement                                0.00
                                                                      ---------
   100  End of Month                                                     0.00

------------------------------------------------------------------------------------------------------------------------------------

        CLASS FACTORS                                                   GROUP 1              CLASS 1A-1            CLASS 1A-2
        -------------                                            ------------------   --------------------   -------------------

   101  Total Class Principal - Original Pool                       250,000,000.00         100,000,000.00        150,000,000.00
   102  Interest Remittance Amount                                    1,276,597.76             516,616.69            759,981.07
   103  Interest Rate Factor/1000                                         5.106391               5.166167              5.066540

   104  Total Principal Collections                                   2,838,209.77             555,913.04          2,282,296.73
   105  Prefunding Account Excess                                             0.00                   0.00                  0.00
   106  Additional Principal Reduction                                  795,654.09             155,842.77            639,811.32
                                                                 ------------------   --------------------   -------------------
   107  Principal Remittance Amount                                   3,633,863.86             711,755.81          2,922,108.05
   108  Principal Payment Factor/1000                                    14.535455               7.117558             19.480720
   109  Current Month Ending Principal Factor                           955.491014             975.250957            942.317717

   110  Prior Month Ending Principal Factor                             970.026469             982.368515            961.798437
------------------------------------------------------------------------------------------------------------------------------------

Revised 7/23/98

                                                        ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                      SERVICER'S CERTIFICATE
                                                 1998-1 Group 2 (Sub-Pools 3 & 4)
                     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                        Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for July 27, 1998, the Remittance date.

                                                  Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                   GROUP 2              SUB-POOL 3            SUB-POOL 4
                                                             -------------------   -------------------   -------------------
       COLLECTIONS
       -----------

 1 Total Actual Principal Collections                              2,743,665.67            825,700.71          1,917,964.96
 2 Total Actual Interest Collections                               1,259,854.86            431,649.38            828,205.48
 3 Service Fees Previously Remitted                                   79,834.03             27,847.24             51,986.79
 4 Additional Proceeds                                                     0.00                  0.00                  0.00
                                                             -------------------   -------------------   -------------------
 5 TOTAL COLLECTIONS:                                              3,923,686.50          1,229,502.85          2,694,183.65

 6 Pre-Funding Account Transfers                                           0.00                  0.00                  0.00
 7 Interest Coverage Account Transfer                                161,473.18                  0.00            161,473.18
 8 Deferrred Interest Coverage Account Transfer                            0.00                  0.00                  0.00
                                                             -------------------   -------------------   -------------------
 9 AGGREGATE AMOUNT RECEIVED:                                      4,085,159.68          1,229,502.85          2,855,656.83

   MONTHLY ADVANCES
10 Delinquent Interest Advance                                       249,694.29             32,253.04            217,441.25
11 Compensating Interest                                               9,264.76              2,342.71              6,922.05
12 Amounts Held for Future Distributions                                   0.00                  0.00                  0.00
13 Cross Collateral Deposit                                                0.00                  0.00                  0.00
14 Reserve Withdrawal per Sec. 6.14                                        0.00                  0.00                  0.00
                                                             -------------------   -------------------   -------------------
15 AVAILABLE REMITTANCE AMOUNT:                                    4,344,118.73          1,264,098.60          3,080,020.13

   FEES
16 Service Fees                                                       10,135.74                  0.00             10,135.74
17 Expense Account Deposit:                                            4,700.31              1,309.21              3,391.10
                                                             -------------------   -------------------   -------------------
18 ADJUSTED REMITTANCE AMOUNT:                                     4,329,282.68          1,262,789.39          3,066,493.29

   REMAINING AMOUNT AVAILABLE:
19           Adjusted Remittance Amount                            4,329,282.68
20           Insured Payments due                                          0.00
21           Insurance Account Deposit @ 13 bp
                the Ending Principal Balance                          20,368.01
22           Cross Collateral Withdrawal                                   0.00
23           Class Remittance Amounts                              4,308,914.67
24           Non-Recoverable Advances not
                Previously Reimbursed                                      0.00
                                                             -------------------
25 Total Remaining Amount Available:                                       0.00
                                                             ===================

   REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
26      Servicing Fee                                                      0.00                  0.00                  0.00
27      Monthly Advances and Servicer Advances                             0.00                  0.00                  0.00
28      Preference Amount per Sec. 6.06(b)                                 0.00                  0.00                  0.00
29      Servicing compensation per Sec. 7.03                               0.00                  0.00                  0.00
30      REO Mgmt. & Dispositions per Sec 5.10                              0.00                  0.00                  0.00
31      Trustee Advances per Sec 11.01                                     0.00                  0.00                  0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                        ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                      SERVICER'S CERTIFICATE
                                                 1998-1 Group 2 (Sub-Pools 3 & 4)
                     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                        Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for July 27, 1998, the Remittance date.

                                                  Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                              GROUP 2              CLASS 2A-1           CLASS 2A-2        CLASS R
                                                       -----------------   -------------------   -------------------   -------------

32 Loans Outstanding - BOM                                        1,454                   577                   877
33 Original Loan Balance                                 161,273,524.08         54,581,417.69        106,692,106.39
34 Pre-Funding Account Balance                            35,030,324.46                  0.00         35,030,324.46
35 Initial Overcollaterization                             5,547,747.39          1,387,382.83          4,160,364.56
36 Realized Losses, LTD                                            0.00                  0.00                  0.00
37 Carryforward Amount                                             0.00                  0.00                  0.00
                                                       -------------------------------------------------------------
38 Total Class Principal Balance                         190,756,101.15         53,194,034.86        137,562,066.29
39      Pool Factor per Loan Balance                         80.6367620%           27.2907088%           53.3460532%
40      Pool Factor per Class Balance                        95.3780506%           26.5970174%           68.7810331%
41 Excess Spread                                                   0.00                                                      0.00
42      Principal Collection Factor                         100.0000000%           30.0948005%           69.9051995%
43 Additional Principal due                                  572,730.35            172,362.06            400,368.29
44 Cross Collateral Withdrawal                                     0.00                                                      0.00
45 Cross Collateral Deposit                                        0.00                  0.00                  0.00
46 Interest Remittance @ Pass-Through Rate                   992,518.65            276,431.67            716,086.98

   PRINCIPAL ADDITIONS:
47           Number                                                 267                     0                   267
48           Loan transfers from Pre-Funding              35,030,324.46                  0.00         35,030,324.46

   PRINCIPAL REDUCTIONS:
49           Prepayments - Number                                    24                     7                    17
50           Prepayments - Dollar                          2,658,338.97            789,313.13          1,869,025.84
51           Delinquent Loans Repurchased
               - Number                                               0                     0                     0
52           Delinquent Loans Repurchased
               - Dollar                                            0.00                  0.00                  0.00
53           Net Liquidation Proceeds                              0.00                  0.00                  0.00
54           Curtailments                                      9,353.62              9,353.62                  0.00
55           Normal and Excess Payments                       75,973.08             27,033.96             48,939.12
                                                       -----------------------------------------------------------------------------
56 Principal Remittance                                    2,743,665.67            825,700.71          1,917,964.96
                                                       -----------------------------------------------------------------------------
58 Total Principal Remittance                              2,743,665.67            825,700.71          1,917,964.96
59 Additional Principal Reduction                            572,730.35            172,362.06            400,368.29
                                                       -----------------------------------------------------------------------------
60 TOTAL REMITTANCE                                        4,308,914.67          1,274,494.44          3,034,420.23          0.00
                                                       =============================================================================
61 Current Month Realized Loss - Number                               0                     0                     0             0
62 Current Month Realized Loss - Dollar                            0.00                  0.00                  0.00          0.00

   CLASS PRINCIPAL BALANCE - EOM
63 Loans Outstanding - EOM                                         1697                   570                  1127
64 Closing Loan Balance                                  193,560,182.87         53,755,716.98        139,804,465.89
65 Pre-Funding Account Balance                                     0.00                  0.00                  0.00
66 Additional Principal Reduction, LTD                     6,120,477.74          1,559,744.88          4,560,732.86
67 Realized Losses, LTD                                            0.00                  0.00                  0.00
                                                       -----------------------------------------------------------------------------
68 Total Class Principal Balance                         187,439,705.13         52,195,972.10        135,243,733.03
69      Pool Factor per Loan Balance                         96.7800914%           26.8778585%           69.9022329%
70      Pool Factor per Class Balance                       271.9956825%           26.0979861%          245.8976964%
------------------------------------------------------------------------------------------------------------------------------------

                                                        ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                      SERVICER'S CERTIFICATE
                                                 1998-1 Group 2 (Sub-Pools 3 & 4)
                     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                        Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for July 27, 1998, the Remittance date.

                                                  Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

71 Weighted Note Rate - THIS Remittance                          10.33318%             10.29014%            10.35520%
72 Weighted Note Rate - NEXT Remittance                          10.29085%             10.30194%            10.28659%

73 Weighted Average Remaining Term                                 354.17                354.38               354.09

74 Accrual  Period for Libor Rate                                25-Jun-98      thru   26-Jul-98
75 Days in Related Period                                                        32

76 Pass-Through Rate                                                                    5.84625%             5.85625%

                                                                     GROUP 2              SUBPOOL 3             SUBPOOL 4
                                                                 ---------------        --------------      ----------------
77 Original Pool - Principal Balance                             142,610,986.32         49,999,948.51         92,611,037.81
78 Original Pool - Pre-Funding Account                            61,055,001.48          6,008,198.14         55,046,803.34
79 Original Pool - Initial Overcollateralization                   3,665,987.80          1,008,146.65          2,657,841.15
                                                            ----------------------------------------------------------------
80 Original Pool Total                                           200,000,000.00         55,000,000.00        145,000,000.00

81 Original Pool - Number of Loans                                 1,271                   531                  740

------------------------------------------------------------------------------------------------------------------------------------
   CLASS 2A-1 OVERCOLLATERALIZATION RECONCILIATION
                                                                BEG. OF MONTH          CURRENT MONTH        END OF MONTH
                                                            ----------------------------------------------------------------
82 Initial Overcollateralization                                   1,387,382.83            172,362.06          1,559,744.88
83 Less: Realized Losses, LTD                                              0.00                  0.00                  0.00
                                                            ----------------------------------------------------------------
84 Overcollateralization of Principal                              1,387,382.83            172,362.06          1,559,744.88
                                                            ================================================================
84 Base Overcollateralization Required                                                                         2,968,431.77
86 Required Overcollateralization Amount                                                                       2,968,431.77

------------------------------------------------------------------------------------------------------------------------------------
   CLASS 2A-2 OVERCOLLATERALIZATION RECONCILIATION
                                                                BEG. OF MONTH          CURRENT MONTH        END OF MONTH
                                                            ----------------------------------------------------------------
87 Initial Overcollateralization                                   4,160,364.56            400,368.29          4,560,732.86
88 Less: Realized Losses, LTD                                              0.00                  0.00                  0.00
                                                            ----------------------------------------------------------------
89 Overcollateralization of Principal                              4,160,364.56            400,368.29          4,560,732.86
                                                            ================================================================
90 Base Overcollateralization Required                                                                         7,825,865.58
91 Required Overcollateralization Amount                                                                       7,825,865.58

------------------------------------------------------------------------------------------------------------------------------------
   CURRENT MONTH SUBORDINATED AMOUNT                            BEG. OF MONTH          CURRENT MONTH        END OF MONTH
                                                            ----------------------------------------------------------------

92 Original Group 2 Subordinated Amount*                          23,217,922.60                  N/A          24,134,419.55
93 Less: Group 2 Cumulative Realized Losses                                0.00                  0.00                  0.00
94 Plus: Group 2 Cumulative Additional Proceeds                            0.00                  0.00                  0.00
                                                            ----------------------------------------------------------------
95 Current Group 2 Subordinated Amount                            23,217,922.60                  0.00         24,134,419.55
                                                            ================================================================

   * Per Insurance Supplement
------------------------------------------------------------------------------------------------------------------------------------

                                                        ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                      SERVICER'S CERTIFICATE
                                                 1998-1 Group 2 (Sub-Pools 3 & 4)
                     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                        Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for July 27, 1998, the Remittance date.

                                                  Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


    NONRECOVERABLE ADVANCE RECONCILIATION                          GROUP 2
    -------------------------------------                          -------

 96 Beginning of Month                                               0.00
 97 Current Month Unpaid Nonrecoverable Advance                      0.00
 98 Less: Current Month Reimbursement                                0.00
                                                                 ---------
 99 End of Month                                                     0.00


------------------------------------------------------------------------------------------------------------------------------------

    CLASS FACTORS                                                    GROUP 2               CLASS 1A-1           CLASS 1A-2
    -------------                                                ----------------      ----------------      ----------------

100 Total Class Principal - Original Pool                         200,000,000.00         55,000,000.00        145,000,000.00
101 Interest Remittance Amount                                        992,518.65            276,431.67            716,086.98
102 Interest Rate Factor/1000                                           4.962593              5.026030              4.938531

103 Total Principal Collections                                     2,743,665.67            825,700.71          1,917,964.96
104 Prefunding Account Excess                                               0.00                  0.00                  0.00
105 Additional Principal Reduction                                    572,730.35            172,362.06            400,368.29
                                                                 ----------------      ----------------      ----------------
106 Principal Remittance Amount                                     3,316,396.02            998,062.77          2,318,333.25
107 Principal Payment Factor/1000                                      16.581980             18.146596             15.988504
108 Current Month Ending Principal Factor                             937.198526            949.017674            932.715404

109 Prior Month Ending Principal Factor                               953.780506            967.164270            948.703908
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